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                                                      EXHIBIT NUMBER (10)(xxii)
                                                      TO 1995 FORM 10-K


                             CONSULTING AGREEMENT


     This Consulting Agreement ("Agreement") is entered into as of this 1st day of October, 1995 between Northern Trust Corporation, a Delaware corporation having its principal place of business in Chicago, Illinois ("Corporation"), and David W. Fox ("Consultant").

     WHEREAS, Consultant has served the Corporation as its Chief Executive Officer and Chairman of its Board of Directors, and the Corporation wishes to enter into a consulting relationship with Consultant upon his retirement from service to the Corporation; and

     WHEREAS, Consultant agrees to make himself available to provide consulting services to the Corporation, and Consultant desires to enter into a consulting relationship with the Corporation upon the terms and conditions hereinafter contained;

     NOW THEREFORE, in consideration of the covenants and agreements herein set forth and of the mutual benefits accruing to the Corporation and to Consultant from the consulting relationship to be established between the parties by the terms of this Agreement, the Corporation and Consultant agree as follows:

     1.  Consulting Relationship.

         Following Consultant's retirement and commencing on October 1, 1995, the Corporation hereby retains Consultant, and Consultant hereby agrees to be retained by the Corporation, as an independent consultant and not as an employee.

     2.  Consulting Services.

         Consultant agrees that during the term of this Agreement:

         A. He will devote his best efforts to his position as an independent consultant to the Corporation and will perform such duties and execute the policies of the Corporation as determined by its Chief Executive Officer; provided that such duties and policies will not be inconsistent with the nature of the duties performed by Consultant during his active service with the Corporation as an officer and employee thereof;

         B. Consultant shall exercise a reasonable degree of skill and care in performing the services referred to in paragraph A above;
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          C.  Consultant shall be available to render services to the
              Corporation under this Agreement but shall not be obligated to render in excess of 30 days of service per year during the term of this Agreement. Consultant shall not be obligated to render any services under this Agreement when he is unable to do so due to illness, disability or injury; and

          D. Consultant shall be available for service hereunder upon receipt of five days' written notice from the Corporation.

          E. Consultant will be paid at a rate of $1,000 for each day of service rendered to the Corporation during the term of this Agreement.

     3.   Other Conditions.

          The Corporation shall, at its expense, provide Consultant with appropriate and sufficient office space and secretarial help in order to allow Consultant to perform his duties hereunder. Consultant shall have no authority over any employee or officer of the Corporation, except as may be necessary in the routine performance of his duties hereunder, nor shall the Corporation be required in any manner to implement any plans or suggestions Consultant may provide. Consultant shall also be entitled to reimbursement for reasonable out of pocket expenses incurred by Consultant in the performance of his duties hereunder.

     4.   Term.

          The term of this Agreement shall begin on October 1, 1995, and shall terminate on October 1, 2000; provided that in the event of Consultant's death or total disability this Agreement shall terminate as of the date of death or disability.

     5.   Renewal.

          This Agreement may be renewed for an additional term by the mutual written agreement of the parties.

     6.   Noncompete.

          During the term of this Agreement, Consultant shall not be associated, directly or indirectly as employee, proprietor, partner, agent, representative, officer, or otherwise, with the operation of any business that is competitive with the financial services industry or any other business of the Corporation or its affiliates in the State of Illinois or any state contiguous with the State of Illinois. Notwithstanding the foregoing, Consultant may participate in the affairs of any governmental, educational or other charitable institution, may continue to serve as a director or

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officer of all organizations which he served in any of those capacities at the time of his retirement, may engage in professional speaking and writing activities and may serve as a member of the board of directors of publicly held corporations as long as the Chief Executive Officer of the Corporation, in good faith, does not determine that such activities unreasonably interfere with the business of the Corporation or diminish Consultant's duties and obligations to the Corporation, and Consultant shall be entitled to retain all fees, royalties and other compensation derived from such activities; and provided further, that this Agreement shall not be construed to prevent Consultant from investing his personal funds in any form or manner he may choose that will not require any services on his part in the operation of or the affairs of the companies in which such investments are made which are competitive with the financial service industry or any other business of the Corporation or its affiliates in the State of Illinois or any state contiguous with the State of Illinois.

     7.   Confidentiality.

          Consultant acknowledged that, following his retirement from the Corporation, he continues to be bound by the terms of the "Northern Trust Corporation Statement of Policies and Procedures Regarding Confidential Information, Securities Trading by Employees and Related Matters" (the "Confidential Information Policy") and the "Northern Trust Corporation Information Asset Security Policy" (the "Information Asset Security Policy") and agrees that these policies will also apply to any information learned by him in connection with the performance of his duties under this Agreement. Consultant will not disclose to or discuss with any person not employed by the Corporation or its affiliates any information of a type described as "confidential information" in the Confidential Information Policy or as "information assets" in the Information Asset Security Policy. This restriction will cease to apply to information that has become generally known or is already known to the person or persons with whom it is to be discussed, other than through a breach of the Confidentiality Information Policy or the Information Asset Security Policy.

     8.   Relief.

          In the event of a breach or a threatened or intended breach of Section 5 or Section 6 of this Agreement by Consultant, the Corporation shall be entitled, in addition to remedies otherwise available to the Corporation at law or in equity, to injunctions, both preliminary and permanent, enjoining such breach or threatened or intended breach, and Consultant hereby consents to the issuance thereof forthwith in any court of competent jurisdiction. In addition, Consultant agrees to pay to the Corporation any costs and attorneys' fees reasonably incurred by the Corporation in connection therewith.

          The taking of any action by the Corporation or the forbearance of the Corporation to take any action shall not constitute a waiver by the Corporation of any of its rights to remedies or relief under this Agreement or under law or equity.

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     9.   Complete Agreement.

          This Agreement represents the complete Agreement between the Corporation and Consultant concerning the subject matter hereof and supersedes all prior agreements or understandings, written or oral. No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless in writing and signed by both Consultant and the Corporation.

     10.  Notices.

          Any notice required or permitted to be given hereunder shall be in writing and shall be effective three business days after it is properly sent by registered or certified mail, if to the Corporation to its Secretary at the principal place of business of the Corporation, or if to Consultant to the address set forth beneath his signature to this Agreement, or to such other address as either party may from time to time designate by notice.

     11.  Assignability.

          This Agreement may not be assigned by either party without the prior written consent of the other party, except that no consent is necessary for the Corporation to assign this Agreement to a corporation succeeding to substantially all the assets or business of the Corporation, whether by merger, consolidation, acquisition or otherwise. This Agreement shall be binding upon Consultant, his heirs and permitted assigns and the Corporation, its successors and permitted assigns.

     12.  Severability.

          Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render nonenforceable any other section contained herein. If any section or provision in a section is found invalid or unenforceable, it is the intent of the parties that a court of competent jurisdiction shall reform the section or provision to produce its nearest enforceable economic equivalent.

     13.  Applicable Law.

          It is the intention of the parties hereto that all questions with respect to the construction and performance of this Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Illinois. The parties hereto submit to the jurisdiction of the courts of Illinois in respect of any matter or thing arising out of this Agreement or pursuant thereto.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.


                                         Northern Trust Corporation

                                         By: /s/ Peter L. Rossiter
                                            ___________________________
                                              Executive Vice President

/s/ David W. Fox
   _________________________
          Consultant

Address of Consultant:

1201 Burr Ridge Club Drive
Burr Ridge, Illinois 60521













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